Exhibit 10.3
PATENT ASSIGNMENT AGREEMENT
     This Patent Assignment Agreement (this “Assignment Agreement”), effective the 28th day of June, 2005 (the “Effective Date”), is by and between the Board of Regents (“Board” or “Assignor”) of The University of Texas System, an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701 (“System”), through its component institution, The University of Texas Medical Branch at Galveston, having a business address at 301 University Blvd., Galveston, Texas 77555 (“University”) and OrthoLogic Corp., a Delaware corporation, having a principal place of business located at 1275 West Washington Street, Tempe, AZ 85281 (“OLGC” or “Assignee”).
W I T N E S S E T H:
     WHEREAS, Assignor owns certain Patent Rights related to Licensed Subject Matter, as set forth in a Patent License Agreement (“License Agreement”) dated April 27, 2004, attached hereto as Appendix A, which were developed at University, and some of which may be jointly owned with Monsanto Company, a Delaware corporation (“Monsanto”); and
     WHEREAS, Assignee has represented to Assignor, to induce Assignor to enter into this Assignment Agreement, that OLGC or Assignee, pursuant to an Asset Purchase Agreement (the “Purchase Agreement”), by and between Chrysalis Biotechnology, Inc. (“CBI”) and OLGC, bought substantially all of the assets of CBI and desires to acquire the Patent Rights from the Assignor for additional consideration to be paid to Assignor in the form of both an up-front payment and an increased royalty rate.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the adequacy and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Definitions.
     a. Terms defined above and elsewhere in this Assignment Agreement shall have their specified meanings. Capitalized terms used herein but not defined herein shall have the meanings specified by the License Agreement.
     b. The following terms shall have the following meanings:
     “Assignee” means OLGC, its successors and assigns.
     “Assignee Product” means Licensed Product as such term is defined in the License Agreement.
     “Assignee Process” means Licensed Process as such term is defined in the License Agreement.

     “Monsanto Agreement” that license agreement described in Recital B of the License Agreement and attached to the License Agreement as Exhibit 1.
     “Sublicensee” means the same as set forth in the License Agreement, but shall also include any licensee of Assignee of the Licensed Subject Matter or Patent Rights after the Effective Date of this Assignment Agreement.
     “Term” has the meaning given to it in Section 6 of this Assignment Agreement.
2. Assignment.
     Assignor hereby sells, assigns, transfers, and sets over unto Assignee, with only those warranties set forth in the License Agreement related to warranty of title, including the same limitations therein, its entire right, title, and interest, if any, in, to, and under the Patent Rights and the inventions claimed therein, together with any and all claims Assignor may have for damages by reason of past infringement of the Patent Rights by third parties, along with the right to sue for and collect the same; provided that the foregoing shall not include the Monsanto Agreement or the Assignor’s rights therein or thereunder, which agreement and rights therein and thereunder shall continue to be sublicensed to Assignee pursuant to the License Agreement unless assigned to Assignee by Monsanto.
3. Confirmatory Assignment.
     Assignor agrees to execute a confirmatory assignment of the Patent Rights substantially in the form attached as Appendix B hereto for recordation with the United States Patent and Trademark Office and, as required, in foreign patent offices. Assignor agrees to fully cooperate with Assignee in transferring its rights to the Patent Rights to Assignee in accordance herewith and to execute all lawful documents, which may be reasonably required, all at the sole cost and expense of Assignee, including all documents in the U.S. and foreign jurisdictions, in recordable form, necessary to vest title to the Patent Rights in Assignee.
4. Intent of Assignment.
     Assignor and Assignee agree that this Assignment Agreement is intended only to cover the Patent Rights as defined in the License Agreement (other than the Assignor’s rights in and under the Monsanto Agreement) and those added thereto in the two (2) year period after the Effective Date as set forth in the Purchase Agreement. This Assignment Agreement shall not cover any new technology patent applications or patents as described and defined in Section 5.5 of the License Agreement. Assignee hereby acknowledges and agrees this Assignment Agreement does not include or cover in any way, other inventions, patent applications, patents, or other intellectual property rights owned or licensed by Board, System, or University.
5. Payment and Records.

     a. At the time of execution of this Assignment Agreement Assignee hereby pays and delivers to Assignor an amount of Four Hundred Thousand Dollars ($400,000). From the Effective Date of this Assignment Agreement until the expiration of the Term, Assignee also shall pay to the Assignor running royalties of 3.0% (3.3% if Monsanto’s interest in the Monsanto Agreement shall already have been assigned to Assignee as contemplated in Section 6.2(c) of the License Agreement) of Net Sales of each Assignee Product or Assignee Process manufactured, imported, exported, used, leased, or sold by and/or for Assignee and/or its Sublicensees. Upon the assignment by Monsanto to Assignee of Monsanto’s interests in the patent rights subject to the Monsanto Agreement as contemplated by and within the time specified in Section 6.2(c) of the License Agreement, Assignee shall pay to Assignor an amount equal to One Hundred Thousand Dollars ($100,000) and the rate of running royalties payable under this Section 5.a shall be increased to 3.3% from the date of such assignment.
     It is understood and agreed by the parties that the payment of royalties pursuant to this Section 5.a shall be made only on the first sale of an Assignee Product or Assignee Process by Assignee, a Subsidiary or a Sublicensee, and that subsequent sales of the same Assignee Product or Assignee Process for which royalties have been accrued pursuant to this Section 5.a shall not be subject to any additional accrual of royalties (for example, and for illustration purposes only, if a royalty accrues due to a sale by Assignee of an Assignee Product to a Sublicensee or a pharmaceutical distributor, a subsequent sale by such Sublicensee or such pharmaceutical distributor shall not generate a royalty payable to Assignor).
     b. Assignee shall further pay to Assignor five percent (5%) of all cash and the fair market value (determined in accordance with Section 6.6 of the License Agreement) of non-cash consideration received by Assignee during the Term from a Licensee as a result of a license or sublicense for each Assignee Product or Assignee Process including but not limited to licensing or option fees, marketing fees, milestone payments, bonus payments and the like, but excluding (i) payments received by Assignee for research development pursuant to research grants; (ii) royalty payments received by Assignee calculated on the basis of Net Sales of the Licensee or Sublicensee; and (iii) payments received by Assignee as consideration for an assignment of substantially all of the assets of Assignee or a controlling majority of the stock of Assignee.
     c. If Assignee fails to timely pay royalties as required and fails to timely cure the same within 30 days from Assignor’s written notice thereof to Assignee, Assignee agrees and acknowledges that Assignor immediately shall receive a vested security interest in Assignee’s interests in the Patent Rights, and Assignee will immediately execute, in a form Assignor may record, a Security Agreement substantially similar to the Security Agreement attached hereto as Appendix C to secure the payment of all such Assignee’s payment obligations hereunder. Assignee also shall cooperate, timely and fully, with Assignor in further securing its interest in the Patent Rights pursuant to the Security Agreement and all other rights related thereto. In any such action in which Assignor is the prevailing party, Assignor shall be entitled to recover from Assignee its reasonable attorneys fees and other direct out-of-pocket costs incurred in connection therewith, and, in the case of the enforcement of any failure to pay amounts due under Section 5.a or b hereof, Assignee shall pay to Assignor a late fee equal to the greater of $10,000 ($20,000 if such $10,000 fee has become payable hereunder at least twice) or 10% of the payment amount for each such payment not made within the applicable cure period, plus interest on such unpaid amounts from the due date thereof until paid at a per annum rate equal to the prime rate of interest, as published by the Wall Street Journal, plus three percentage points.
     d. During the Term and for three (3) years thereafter, Assignee shall keep complete and accurate records of its and its Sublicensees’ Sales and Net Sales of each Assignee Product and each Assignee Process under this Assignment Agreement in sufficient detail to enable the royalties payable to Assignor hereunder accurately to be determined. Assignee shall permit Assignor or its representatives, at Assignor’s expense, to periodically examine its books, ledgers, and records during regular business hours solely for the purpose of and to the extent necessary to verify any report required under this Assignment Agreement. In the event that the amounts due to Assignor are determined to have been underpaid, Assignee shall immediately pay the Assignor the difference, together with interest thereon at a per annum rate equal to the prime rate of interest, as published by the Wall Street Journal, plus three percentage points and if the amount underpaid is greater than two percent (2%) of the total royalty, Assignee shall reimburse Assignor for all costs of such examination.
     e. Within thirty (30) days after each March 31, June 30, September 30, and December 31, Assignee shall deliver to Assignor a true and accurate report, giving such particulars of the business conducted by Assignee and its Sublicensee(s), if any exist, during the preceding three (3) calendar months under this Assignment Agreement as are pertinent to an account for payments hereunder. Such report shall include at least: (a) the total Sales of Assignee Product and Assignee Process by Assignee and by Sublicensees; (b) the total Net Sales; (c) the calculation of royalties thereon; and (d) the total royalties so computed and due Assignor. Assignee will report royalties to the University in categories (specified by the University) based on the University intellectual property for which the royalties are attributed. Simultaneously with the delivery of each such report, Assignee shall pay to Assignor the amount, if any, due for the period of such report. If no payments are due, it shall be so reported. Minimum royalties, however, will be due and payable with the September 30 report to the extent not covered by other payments hereunder during the preceding year. It is understood and agreed that if multiple patents of the Patent Rights cover a single Assignee Product or Assignee Process, only a single royalty shall be paid.
     f. All amounts payable hereunder by Assignee shall be payable in United States funds without deductions for taxes, assessments, fees, wire transfer charges, or charges of any kind and shall be payable either by checks made payable to The University of Texas Medical Branch and mailed to The University of Texas Medical Branch at Galveston, Research Development Services, P.O. Box 4786-750, Houston, TX 77210-4786, or pursuant to wire transfer information or as otherwise designated by Assignor within thirty (30) days written notice to Assignee.
     g. Noncash payments received by Assignee, which are subject to royalty payments under this Assignment Agreement, shall be valued at the fair market value (“FMV”) thereof. FMV shall be determined as follows:
     (i) By mutual agreement between the parties if possible;

     (ii) If the parties cannot reach a mutual agreement on FMV, then the parties shall agree on an impartial third party mediator having at least ten (10) years of accounting experience to assist the parties in determining FMV, and the parties shall share equally in the fees and costs of any such mediator; and
     (iii) In the event the parties fail to reach an agreement on FMV pursuant to mediation, then either party may submit the determination of FMV to binding arbitration by a panel of three (3) arbitrators each having at least ten (10) years of accounting experience and providing each party an opportunity to present evidence of FMV to the arbitration panel. Unless otherwise agreed by the parties, each of the University and Assignee shall select one (1) arbitrator for the panel and the third arbitrator shall be selected by the two other arbitrators designated by the Assignor and Assignee. The decision of the arbitrators in determining FMV shall be final and binding on Assignor and Assignee.
6. Term
     The term of this Assignment Agreement, unless terminated in accordance with this Assignment Agreement (the “Term”), shall extend until the last patent included in the Patent Rights has expired or has been found to be invalid or unenforceable by a court of competent jurisdiction from which no appeal is available. Assignee acknowledges and agrees that in no event, shall Assignee take any action or omit to take any action that causes any of the Patent Rights to lapse or fees not be paid to avoid royalties hereunder or without providing Assignor the opportunity to assume Assignee’s rights therein, including all right, title and interest in any such Patent Rights thereafter.
7. Notice.
     Any notice required by this License Agreement shall be given by personal delivery or prepaid, first class, certified mail, return receipt requested, addressed in the case of Assignor to:

Board of Regents
The University of Texas System
201 West 7th Street
Austin, Texas 78701
ATTENTION: Office of General Counsel
FAX: (512) 499-4523
PHONE: (512) 499-4462

with copies to:	University of Texas Medical Branch

301 University Blvd., Route 0663
Galveston, Texas 77555-0663
ATTENTION: Director, Technology
Development Center
FAX: (409) 747-1441

PHONE: (409) 747-0551

or, in the case of Assignee to:	OrthoLogic Corp.
1275 West Washington Street
Tempe, AZ 85281-1210
ATTENTION: President and CEO
FAX: 602-286-2808
PHONE: 602-286-5500

with a copy to:	Quarles & Brady LLP
One Renaissance Square
Two North Central Avenue
Phoenix, AZ 85004
ATTENTION: Steven P. Emerick
FAX: 602-417-2980
PHONE: 602-230-5517
or such other addresses as may be given from time to time under the terms of this notice provision. Notice shall be deemed given upon actual receipt.
8. Texas Law.
     Assignor and Assignee agree that this Assignment Agreement shall be construed in accordance with the laws of the State of Texas and shall be binding upon the parties, and, if any, their successors, assignees, or transferees.

     IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Assignment Agreement in duplicate on the dates indicated below.

THE UNIVERSITY OF TEXAS MEDICAL BRANCH, for itself and on behalf of

THE BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM		ORTHOLOGIC CORP.

By:	/s/ James C. Arie, Ph.D.	By:	/s/ James M. Pusey

Name:	James C. Arie, Ph.D.	Name: James M. Pusey

Title:	Center for Technology Dv	Title: President and CEO

Date:	6/30/05	Date: 6/23/05

APPENDIX A
Patent License Agreement

(See Exhibit 10.1 to Amendment No. 1 to the Company’s Registration Statement on Form S-4, filed with the SEC on July 14, 2004)

APPENDIX B
ASSIGNMENT
     WHEREAS, The Board of Regents of the University of Texas System, an agency of the State of Texas (“Assignor”) may have certain ownership rights to and interests in the following (collectively, the “Patent Rights”):
1. Patents and Patent Applications: All of the patent and patent applications attached hereto as Appendix B1 and the inventions claimed therein;
2. All substitutions for and divisions, continuations, continuations-in-part, renewals, reissues, extensions, and the like of the Patents and Patent Applications and like grant, including, without limitation, those obtained or permissible under past, present and future laws and statutes;
3. All rights of action on account of past, present, and future unauthorized use of the Patent Rights and for infringement of the patents and patent applications, and like protection;
4. The right of Assignee (as hereinafter defined) to file and have patents issued or granted in its name applications for patents and like protection for the Patent Rights in any country or countries; and
5. All international rights of priority associated with the Patent Rights, patents, patent applications, and like protection.
     WHEREAS, Orthologic Corp., a Delaware corporation (“Assignee”), desires to acquire all of the rights to and interests of Assignor in the Patent Rights;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby sell, assign, transfer, and set over unto Assignee all of its rights, titles and interests in, to, and under the Patent Rights and the inventions claimed therein, together with all claims for damages by reason of past infringement of such Patent Rights by third parties, with the right to sue for and collect the same. The assignment made hereby is made without any warranty whatsoever, including but not limited to warranties of ownership or title.

By:

Title

Date:

STATE OF TEXAS	§

§

COUNTY OF	§

     SUBSCRIBED to before me by                                                             ,                                          (Title),                                          (Board), known by me to be the same, on this the                      day of                                                             , 2005.

Notary Public in and for

THE STATE OF TEXAS

My Commission Expires:

2

Appendix B1

Chrysalis Patent and Patent Applications Licensed from the University of Texas

PATENT or
PUBLICATION
NO. /
ISSUE or
			APP NO./		PARENT NO./		PUBLICATION
REF. NO.	COUNTRY	TITLE	FILE DATE	FILE TYPE	FILE DATE	INVENTOR(S)	DATE	STATUS
3033.1000-000	US	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	60/217,583 07/12/00	PROV	N/A	Darrell H. Carney	N/A	Expired
3033.1000-001	US	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	09/904,090 07/12/01	US	60/217,583 7/12/00	Darrell H. Carney	20020061852A1 05/23/02	Filed
3033.1000-003	PCT	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	PCT/US01/21944 07/12/01	PCT	60/217,583 07/12/00	Darrell H. Carney	WO02/004008 01/17/02	Expired
3033.1000-004	Taiwan	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	90116938 07/11/01	Taiwan	60/217,583 07/12/00	Darrell H. Carney		Filed
3033.1000-005	Thailand	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	066866 07/11/01	Thailand	60/217,583 07/12/00	Darrell H. Carney		Filed
3033.1000-007	PCT	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	PCT/US02/01396 01/16/02	PCT	N/A	Darrell H. Carney	WO03/061689 07/31/03	Filed
3033.1000-008	US	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	10/050,611 01/16/02	CONT	09/904,090 07/12/01 60/217,583 07/12/00	Darrell H. Carney	20020187933 12/12/02	Filed
3033.1000-009	EPC	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	01957136.3 07/12/01	EPC	PCT/US01/21944 07/12/01	Darrell H. Carney	1253937B 09/10/03	Granted
3033.1000-010	Japan	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	2002508462 07/12/01	JAPAN	PCT/US01/21944 07/12/01	Darrell H. Carney		Filed
3033.1000-011	Australia	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	2001278907 07/12/01	Australia	PCT/US01/21944 07/12/01	Darrell H. Carney		Filed
3033.1000-012	Canada	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	2415778 07/12/01	Canada	PCT/US01/21944 07/12/01	Darrell H. Carney		Filed
3033.1000-013	China	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	018154581 07/12/01	China	PCT/US01/21944 07/12/01	Darrell H. Carney		Filed

Chrysalis Patent and Patent Applications Licensed from the University of Texas

PATENT or
PUBLICATION
NO. /
ISSUE or
			APP NO./		PARENT NO./		PUBLICATION
REF. NO.	COUNTRY	TITLE	FILE DATE	FILE TYPE	FILE DATE	INVENTOR(S)	DATE	STATUS
3033.1000-014	Austria	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	01957136.3 07/12/01	EPC	PCT/US01/21944 07/12/01	Darrell H. Carney	1253937 09/10/03	Granted
3033.1000-015	Belgium	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	01957136.3 07/12/01	EPC	PCT/US01/21944 07/12/01	Darrell H. Carney	1253937 09/10/03	Granted
3033.1000-016	France	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	01957136.3 07/12/01	EPC	PCT/US01/21944 07/12/01	Darrell H. Carney	1253937 09/10/03	Granted
3033.1000-017	Germany	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	01957136.3 07/12/01	EPC	PCT/US01/21944 07/12/01	Darrell H. Carney	60100740.9-08 09/10/03	Granted
3033.1000-018	Great Britain	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	01957136.3 07/12/01	EPC	PCT/US01/21944 07/12/01	Darrell H. Carney	1253937 09/10/03	Granted
3033.1000-019	Italy	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	01957136.3 07/12/01	EPC	PCT/US01/21944 07/12/01	Darrell H. Carney	1253937 09/10/03	Granted
3033.1000-020	Netherlands	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	01957136.3 07/12/01	EPC	PCT/US01/21944 07/12/01	Darrell H. Carney	1253937 09/10/03	Granted
3033.1000-021	Switzerland	METHODS OF THERAPY WITH THROMBIN DERIVED PEPTIDES	01957136.3 07/12/01	EPC	PCT/US01/21944 07/12/01	Darrell H. Carney	1253937 09/10/03	Granted
3033.1001-000*	US	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	06/925,201 10/31/86	US	-	Darrell H. Carney, et al.	5,352,664 10/04/94	Issued
3033.1001-001*	US	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	08/007,173 01/21/93	DIV	06/925,201 10/31/86	Darrell H. Carney, et al.	5,500,412 03/19/96	Issued
3033.1001-002*	US	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	08/538,504 09/29/95	CONT	06/925,201 10/31/86	Darrell H. Carney, et al.	6,627,731 09/30/03	Issued
3033.1001-003*	US	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	09/630,484 08/02/00	CIP	08/538,504 09/29/95	Darrell H. Carney, et al.		Filed
3033.1001-004*	US	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	09/631,137 08/02/00	CIP	08/538,504 09/29/95	Darrell H. Carney, et al.	6,630,572 10/07/03	Issued
3033.1001-008*	EPC	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	87907652.9 10/30/87	EPC	PCT/US87/02882 10/30/87	Darrell H. Carney, et al.	0328552 05/05/94	Issued

Chrysalis Patent and Patent Applications Licensed from the University of Texas

PATENT or
PUBLICATION
NO. /
ISSUE or
			APP NO./		PARENT NO./		PUBLICATION
REF. NO.	COUNTRY	TITLE	FILE DATE	FILE TYPE	FILE DATE	INVENTOR(S)	DATE	STATUS
3033.1001-009*	Switzerland	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	879076529 10/30/87	Switzerland	87907652.9 10/30/87	Darrell H. Carney, et al.	0328552 05/05/94	Issued
3033.1001-010*	France	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	879076529 10/30/87	France	87907652.9 10/30/87	Darrell H. Carney, et al.	0328552 05/05/94	Issued
3033.1001-011*	Great Britain	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	879076529 10/30/87	Great Britain	87907652.9 10/30/87	Darrell H. Carney, et al.	0328552 05/05/94	Issued
3033.1001-012*	Italy	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	879076529 10/30/87	Italy	87907652.9 10/30/87	Darrell H. Carney, et al.	0328552 05/05/94	Issued
3033.1001-013*	Netherlands	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	879076529 10/30/87	Nether-lands	87907652.9 10/30/87	Darrell H. Carney, et al.	0328552 05/05/94	Issued
3033.1001-014*	Germany	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	879076529 10/30/87	Germany	87907652.9 10/30/87	Darrell H. Carney, et al.	0328552 05/05/94	Issued
3033.1001-015*	Sweden	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	879076529 10/30/87	Sweden	87907652.9 10/30/87	Darrell H. Carney, et al.	0328552 05/05/94	Issued
3033.1001-016*	Canada	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	595965 04/06/89	Canada	06/925,201 04/06/89	Darrell H. Carney, et al.	1341108 10/30/00	Issued
3033.1001-017*	Japan	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	5070531987 10/30/87	Japan	PCT/US87/02882 10/30/87	Darrell H. Carney, et al.	3054150 04/07/00	Issued
3033.1001-018*	Belgium	THROMBIN DERIVED POLYPEPTIDES: COMPOSITIONS AND METHODS FOR USE	879076529 10/30/87	Belgium	87907652.9 10/30/87	Darrell H. Carney, et al.	0328552 05/05/94	Issued
3033.1002-000	US	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	60/219,300 07/19/00	PROV	N/A	Darrell H. Carney, et al.	N/A	Expired
3033.1002-001	US	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	09/909,122 07/19/01	CIP	60/219,300 07/19/00	Darrell H. Carney, et al.	20020128202A1 09/12/02	Filed
3033.1002-003	PCT	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	PCT/US01/22641 07/18/01	PCT	60/219,300 07/19/00	Darrell H. Carney, et al.	WO02/05836 01/24/02	Expired
3033.1002-004	US	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	10/050,692 01/16/02	CONT	09/909,122 07/19/01 60/219,300 07/19/00	Darrell H. Carney, et al.	20020182205A1 12/5/02	Filed

Chrysalis Patent and Patent Applications Licensed from the University of Texas

PATENT or
PUBLICATION
NO. /
ISSUE or
			APP NO./		PARENT NO./		PUBLICATION
REF. NO.	COUNTRY	TITLE	FILE DATE	FILE TYPE	FILE DATE	INVENTOR(S)	DATE	STATUS
3033.1002-006	PCT	STIMULATION OF BONE GROWTH AND CARTILAGE FORMATION WITH THROMBIN PEPTIDE DERIVATIVES	PCT/US02/01451 01/17/02	PCT	N/A	Darrell H. Carney, et al.	WO03/061690 4/16/03	Filed
3033.1002-007	EPC	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	EPC	PCT/US01/22641 07/18/01	Darrell H. Carney, et al.	1301196B 11/26/03	Granted
3033.1002-008	Japan	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	2002511768 07/18/01	Japan	PCT/US01/22641 07/18/01	Darrell H. Carney, et al.		Filed
3033.1002-009	Australia	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	20021276977 07/18/01	Australia	PCT/US01/22641 07/18/01	Darrell H. Carney, et al.		Filed
3033.1002-010	Canada	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	2416487 07/18/01	Canada	PCT/US01/22641 07/18/01	Darrell H. Carney, et al.		Filed
3033.1002-011	China	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	018158226 07/18/01	China	PCT/US01/22641 07/18/01	Darrell H. Carney, et al.		Filed
3033.1002-012	Hong Kong	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	031074300 10/15/03	Hong Kong	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.	1055250A 01/02/04	Filed
3033.1002-013	Austria	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Austria	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-014	Belgium	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Belgium	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-015	Cyprus	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Cyprus	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-016	Denmark	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Denmark	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-017	Finland	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Finland	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-018	France	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	France	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-019	Germany	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Germany	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.	60101339.5-08 11/26/03	Granted

Chrysalis Patent and Patent Applications Licensed from the University of Texas

PATENT or
PUBLICATION
NO. /
ISSUE or
			APP NO./		PARENT NO./		PUBLICATION
REF. NO.	COUNTRY	TITLE	FILE DATE	FILE TYPE	FILE DATE	INVENTOR(S)	DATE	STATUS
3033.1002-020	Great Britain	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Great Britain	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-021	Greece	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Greece	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-022	Ireland	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Ireland	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-023	Italy	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Italy	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-024	Luxembourg	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Luxembourg	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-025	Monaco	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Monaco	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-026	Netherlands	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Netherlands	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-027	Portugal	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Portugal	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-028	Spain	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Spain	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-029	Sweden	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Sweden	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-030	Switzerland	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Switzerland	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1002-031	Turkey	STIMULATION OF BONE GROWTH WITH THROMBIN PEPTIDE DERIVATIVES	01954752.0 07/18/01	Turkey	EPC 01954752.0 07/18/01	Darrell H. Carney, et al.		Disclosure
3033.1003-000	US	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	60/219,800 07/20/00	PROV	N/A	Darrell H. Carney, et al.	N/A	Expired
3033.1003-001	US	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	09/909,348 07/19/01	CIP	60/219,800 07/20/00	Darrell H. Carney, et al.	20020042373A1 04/11/02	Filed

Chrysalis Patent and Patent Applications Licensed from the University of Texas

PATENT or
PUBLICATION
NO. /
ISSUE or
			APP NO./		PARENT NO./		PUBLICATION
REF. NO.	COUNTRY	TITLE	FILE DATE	FILE TYPE	FILE DATE	INVENTOR(S)	DATE	STATUS
3033.1003-003	PCT	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	PCT/US01/22668 07/19/01	PCT	09/909,348 07/19/01 60/219,800 07/20/00	Darrell H. Carney, et al.	WO02/07748 01/31/02	Expired
3033.1003-004	US	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	10/050,688 01/16/02	CONT	09/904,090 07/12/01 60/217,583 07/12/00	Darrell H. Carney, et al.	20020198154A1 12/26/02	Filed
3033.1003-005	EPC	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	01952846.2 07/19/01	EPC	PCT/US01/22668 07/19/01	Darrell H. Carney, et al.	1259598A 11/27/02	Allowed
3033.1003-006	Japan	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	2002513481 07/19/01	Japan	PCT/US01/22668 07/19/01	Darrell H. Carney, et al.		Filed
3033.1003-007	Australia	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	2001273561 07/19/01	Australia	PCT/US01/22668 07/19/01	Darrell H. Carney, et al.		Filed
3033.1003-008	Canada	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	2416404 07/19/01	Canada	PCT/US01/22668 07/19/01	Darrell H. Carney, et al.		Filed
3033.1003-009	China	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	018158218 07/19/01	China	PCT/US01/22668 07/19/01	Darrell H. Carney, et al.	CN1458974 11/26/03	Filed
3033.1003-010	Hong Kong	STIMULATION OF CARTILAGE GROWTH WITH AGONISTS OF THE NONPROTEOLYTICALLY ACTIVATED THROMBIN RECEPTOR	03103723.5 05/27/03	Hong Kong	PCT/US01/22668 07/19/01	Darrell H. Carney, et al.	1052367	Filed
3033.1004-000	US	THROMBIN PEPTIDE DERIVATIVE DIMERS	60/393,579 07/02/02	PROV	N/A	Darrell H. Carney, et al.		Filed
3033.1004-002	PCT	THROMBIN PEPTIDE DERIVATIVE DIMERS	PCT/US03/20626	PCT	N/A	Darrell H. Carney, et al.	WO2004/005317 01/15/04	Filed
3033.1006-000	US	THROMBIN PEPTIDE DERIVATIVES	60/393,580 07/02/02	PROV	N/A	Darrell H. Carney, et al.		Filed
3033.1006-002	PCT	THROMBIN PEPTIDE DERIVATIVES	PCT/US03/20635 07/01/03	PCT	60/393,580 0/02/02	Darrell H. Carney, et al.	WO2004/014937 02/19/04	Filed
3033.1007-000	US	DIMERS OF THROMBIN POLYPEPTIDE FRAGMENTS		Disclosure	N/A	N/A

Chrysalis Patent and Patent Applications Licensed from the University of Texas

PATENT or
PUBLICATION
NO. /
ISSUE or
			APP NO./		PARENT NO./		PUBLICATION
REF. NO.	COUNTRY	TITLE	FILE DATE	FILE TYPE	FILE DATE	INVENTOR(S)	DATE	STATUS
3033.1008-000	US	METHOD FOR PROMOTING HEALING OF CHRONIC DERMAL ULCERS	60/308,198 07/27/01	PROV	N/A	Darrell H. Carney	N/A	Expired
3033.1008-002	PCT	METHOD FOR PROMOTING HEALING OF CHRONIC ULCERS	PCT/US02/01151 01/16/02	PCT	60/308,198 07/27/01	Darrell H. Carney	WO03/013569 2/20/03	Filed
3033.1008-003	Australia	METHOD FOR PROMOTING HEALING OF CHRONIC ULCERS		Australia	PCT/US02/01151 01/16/02	Darrell H. Carney		Filed
3033.1008-004	Canada	METHOD FOR PROMOTING HEALING OF CHRONIC ULCERS		Canada	PCT/US02/01151 01/16/02	Darrell H. Carney		Filed
3033.1008-005	China P.R.	METHOD FOR PROMOTING HEALING OF CHRONIC ULCERS		China P.R.	PCT/US02/01151 01/16/02	Darrell H. Carney		Disclosure
3033.1008-006	EPC	METHOD FOR PROMOTING HEALING OF CHRONIC ULCERS	02703130.1 01/16/02	EPC	PCT/US02/01151 01/16/02	Darrell H. Carney		Filed
3033.1008-007	Japan	METHOD FOR PROMOTING HEALING OF CHRONIC ULCERS		Japan	PCT/US02/01151 01/16/02	Darrell H. Carney		Filed
3033.1008-007	US	METHOD FOR PROMOTING HEALING OF CHRONIC ULCERS	10/766,752 01/27/04	CON	PCT/US02/01151 01/16/02	Darrell H. Carney		Filed
3033.1009-000	US	PHARMACEUTICAL COMPOSITION FOR THROMBIN PEPTIDE DERIVATIVES	60/533,730 12/31/03	PROV	60/533,730 12/31/03	Darrell H. Carney, et al.		Filed

*Co-owned by Pfizer, with interest exclusively licensed to The University of Texas through original Agreement with Monsanto (Monsanto Pharmaceuticals was acquired by Pharmacia, which was subsequently acquired by Pfizer)

APPENDIX C
Form of Security Agreement (Patents)

SECURITY AGREEMENT
(Patents)

     This Security Agreement dated as of [      ] (this “Agreement”), is made by [ASSIGNEE], a [STATE] corporation (the “Debtor”), in favor of the Board of Regents of the University of Texas System, an agency of the State of Texas (the “Secured Party”) through its component institution, The University of Texas Medical Branch at Galveston (the “University”).

INTRODUCTION

     Reference is made to that certain Patent Assignment Agreement dated as of [       ] (as amended, restated, modified, or supplemented from time to time, the “Patent Assignment Agreement”), between the Secured Party and the Debtor. The Patent Assignment Agreement, among other things, contemplates a possibility of the grant of a security interest in Assignee’s interest therein upon the occurrence of certain events.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Debtor agrees with the Secured Party as follows:

Section 1. DEFINITIONS

     1.1 Terms defined above and elsewhere in this Agreement shall have their specified meanings. Capitalized terms used herein but not defined herein shall have the meanings specified in the Patent Assignment Agreement. Capitalized terms that are neither defined herein nor in the Patent Assignment Agreement shall have the meanings specified in Article 9 of the UCC.

     1.2 The following terms shall have the following meanings:

     “Carney” means Darrel H. Carney, Ph.D.

     “Collateral” means any and all of the Debtor’s present and future rights in and to the Patent Rights assigned to Debtor under the Patent Assignment Agreement and the inventions claimed therein, and all proceeds thereof.

     “Event of Default” means a default of the Debtor in its payment obligations under the Patent Assignment Agreement.

     “Patent License Documents” means the Patent Assignment Agreement, and any other documents made or delivered from time to time in connection therewith, but shall not include that certain Patent License Agreement dated as of         , 2004 between the Secured Party and the Debtor.

     “Secured Obligations” means (a) all principal, interest, fees, reimbursements, indemnifications, and other amounts now or hereafter owed by the Debtor to the Secured Party under this Agreement, the Patent Assignment Agreement, and the other Patent Assignment Documents; and (b) any increases, extensions, and rearrangements of the foregoing obligations under any amendments, supplements, and other modifications of the agreements creating the foregoing obligations.

     “UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of Texas.

Section 2. COLLATERAL; GRANT

     2.1 Grant of Security Interest. The Debtor hereby grants to the Secured Party a security interest in all of the Debtor’s present and future right, title, and interest in and to the Collateral to secure the payment and performance of the Secured Obligations. To the extent that the Collateral is not subject to the UCC, the Debtor collaterally assigns all of the Debtor’s right, title, and interest in and to such Collateral to the Secured Party to secure the payment and performance of the Secured Obligations to the full extent that such a collateral assignment is possible under the relevant law.

     2.2 Debtors Remain Liable. Anything herein to the contrary notwithstanding: (a) the Debtor shall remain liable under any contracts and agreements included in the Collateral of the Debtor to the extent set forth therein to perform the Debtor’s obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Secured Party of any rights hereunder shall not release the Debtor from any obligations under any contracts and agreements included in the Collateral of the Debtor; and (c) the Secured Party shall not have any obligation under any contracts and agreements included in the Collateral of the Debtor by reason of this Agreement, nor shall the Secured Party be obligated to perform or fulfill any of the obligations of the Debtor thereunder, including any obligation to make any inquiry as to the nature or sufficiency of any payment that the Debtor may be entitled to receive thereunder, to present or file any claim, or to take any action to collect or enforce any claim for payment thereunder.

     2.3 Financing Statements. The Debtor represents and warrants to and agrees with the Secured Party as follows:

          (a) As of the date of this Agreement, the true and correct name of the Debtor as listed on the Debtor’s certificate of incorporation is the name specified for the Debtor on the signature page of this Agreement. The Debtor has had no prior names other than [     ]. The Debtor has not used and does not use any trade names other than [     ]. As of the date of this Agreement, the Debtor is organized under the laws of the State of [     ]. Without advance written notice to the Secured Party and reasonable opportunity for the Secured Party to take action to protect the Secured Party’s interests hereunder, the Debtor shall not change its name, reincorporate or otherwise reorganize, or change its jurisdiction of organization.

          (b) The Debtor authorizes the Secured Party to file one or more financing statements, or other documents describing any or all of the Collateral in any filing or recording office.

Section 3. REMEDIES

     3.1 General Remedies. During the existence of an Event of Default, the Secured Party may, at the Secured Party’s option, exercise one or more of the following remedies:

          (a) To the extent permitted by law, the Secured Party may exercise all the rights and remedies of a secured party under the UCC.

          (b) The Secured Party may prosecute actions in equity or at law for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted or for the enforcement of any other appropriate legal or equitable remedy.

          (c) The Secured Party may instruct any obligors owing payments to the Debtor with respect to the Collateral, including royalty payments, to make all such payments directly to the Secured Party.

          (d) The Secured Party may foreclose on any Collateral in any manner permitted by the courts of or in the State of Texas or the state in which any Collateral is located. If the Secured Party should institute a suit for the collection of the Secured Obligations and for foreclosure under this Agreement, the Secured Party may at any time before the entry of a final judgment dismiss the same, and take any other action permitted by this Agreement.

          (e) To the extent permitted by law, the Secured Party may exercise all the foreclosure rights and remedies of a secured party under the UCC. In connection therewith, the Secured Party may sell any Collateral at public or private sale, at the office of the Secured Party or elsewhere, for cash or credit and upon such other terms as the Secured Party deems commercially reasonable. The Secured Party may sell any Collateral at one or more sales, and the security interest granted hereunder shall remain in effect as to the unsold portion of the Collateral. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any sale by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was adjourned. In the event that any sale hereunder is not completed or is defective in the opinion of the Secured Party, the Secured Party shall have the right to cause subsequent sales to be made hereunder. Any statements of fact or other recitals made in any bill of sale, assignment, or other document representing any sale hereunder, including statements relating to the occurrence of an Event of Default, acceleration of the Secured Obligations, notice of the sale, the time, place, and terms of the sale, and other actions taken by the Secured Party in relation to the sale may be conclusively relied upon by the purchaser at any sale hereunder. The Secured Party may delegate to any agent the performance of any acts in connection with any sale hereunder, including the sending of notices and the conduct of the sale.

          (f) All costs and expenses incurred by the Secured Party in enforcement or preservation of its rights under this Agreement, including attorneys’ fees and out-of-pocket expenses, shall be reimbursed by the Debtor to the Secured Party on demand.

     3.2 Application of Proceeds.

          (a) Unless otherwise specified herein, any cash proceeds received by the Secured Party from the sale of, collection of, or other realization upon any part of the Collateral or any other amounts received by the Secured Party hereunder may be, at the reasonable discretion of the Secured Party (i) held by the Secured Party as cash collateral for the Secured Obligations or (ii) applied to the Secured Obligations.

          (b) Amounts applied to the Secured Obligations shall be applied in the following order:

          First, to the payment of the costs and expenses of exercising the Secured Party’s rights hereunder, whether expressly provided for herein or otherwise; and

          Second, to the payment of the Secured Obligations in the order set forth by the Secured Party.

Any surplus cash collateral or cash proceeds held by the Secured Party after payment in full of the Secured Obligations and the termination of any commitments of the Secured Party to any Debtor shall be paid over to the Debtor or to whomever may be lawfully entitled to receive such surplus.

     3.3 Remedies Cumulative. The Secured Party’s remedies under this Agreement and the Patent License Documents shall be cumulative, and no delay in enforcing this Agreement and the Patent License Documents shall act as a waiver of the Secured Party’s rights hereunder or thereunder.

Section 4. GENERAL

     4.1 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF TEXAS.

     4.2 Notice. All notices and other communications from the Secured Party to the Debtor provide for in this Agreement shall be delivered in the manner and to the addresses set forth in the Patent Assignment Agreement.

     4.3 General. If any provision in this Agreement is held to be unenforceable, such provision shall be severed and the remaining provisions shall remain in full force and effect. All representations, warranties, and covenants of the Debtor in this Agreement shall survive the execution of this Agreement and the other Patent License Documents. If a due date for an amount payable is not specified in this Agreement, the due date shall be the date on which the Secured Party demands payment therefor. The provisions of this Agreement may be waived or amended only in a writing signed by the party against whom enforcement is sought. This Agreement shall bind and inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns. The Debtor may not assign its rights or delegate its duties under this Agreement; provided, that Debtor may assign its rights and delegate its duties to the assignee of Debtor’s rights under the Patent Assignment Agreement in connection with any assignment permitted thereunder, so long as such assignee assumes and agrees to perform all of Debtor’s obligations hereunder. This Agreement may be executed in multiple counterparts each of which shall constitute one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

     THIS WRITTEN AGREEMENT AND THE OTHER PATENT LICENSE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first above written.

[ASSIGNEE]

By:

Name:

Title:

THE BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM

BY:	THE UNIVERSITY OF TEXAS MEDICAL BRANCH

By:

Name:

Title: